MERRILL LYNCH
GLOBAL GROWTH
FUND, INC.



FUND LOGO



Annual Report

August 31, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL GROWTH FUND, INC.



Worldwide
Investments as of
August 31, 2000

                                         Percent of
Ten Largest Industries                   Net Assets

Communications Equipment                    11.4%
Wireline Communication                      10.7
Energy                                       8.6
Wireless Communication                       7.4
Computers                                    6.9
Information Processing                       6.8
Insurance                                    4.9
Oil Services                                 4.5
Electronics                                  4.3
Chemicals                                    3.1



                                     Country of       Percent of
Ten Largest Equity Holdings          Origin           Net Assets

Nortel Networks Corporation          Canada               5.1%
Sun Microsystems, Inc.               United States        4.7
Cisco Systems, Inc.                  United States        4.6
Vodafone AirTouch PLC                United Kingdom       3.7
Exodus Communications, Inc.          United States        3.2
Enron Corp.                          United States        3.1
NTT Mobile Communications
  Network, Inc.                      Japan                2.9
COLT Telecom Group PLC               United Kingdom       2.9
STMicroelectronics NV                France               2.9
General Electric Company             United States        2.5


Merrill Lynch Global Growth Fund, Inc., August 31, 2000


DEAR SHAREHOLDER


Fiscal Year in Review
For the year ended August 31, 2000, Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +41.47%, +40.04%, +40.05% and +41.18%, respectively.
(Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.) The total returns for the Fund were well ahead of the Lipper Analytical Services, Inc.'s Global Funds Average return of +24.41% for the same 12-month period. Also, the Fund's returns outperformed the unmanaged Morgan Stanley Capital International
(MSCI) World Stock Index (in US dollars), which had a return of +13.12%.

The Fund's positive absolute and relative investment performance was the result of a change in our investment strategy at the start of the fiscal year ended August 31, 2000. We shifted equity holdings from banks and financial service companies, insurance companies, pharmaceuticals, retailers and consumer staple goods companies to companies in the communications equipment, electronics and wireless communication services industries. We maintained a significant investment exposure in communications equipment companies for most of the fiscal year ended August 31, 2000. Eight of the top ten equity investments in the Fund at fiscal year end August 31, 2000 contributed meaningfully to the positive absolute and relative investment performance during the fiscal year. These eight companies, which reflect the focus on the communications equipment industry, were: Nortel Networks Corporation, Sun Microsystems, Inc., Cisco Systems, Inc., Enron Corp., NTT Mobile Communications Network, Inc., COLT Telecom Group PLC, STMicroelectronics NV and General Electric Company. We have kept an overall weighting in technology companies of 45% - 50% of net assets for most of the fiscal year ended August 31, 2000. Near the end of August 2000, we reduced our investment weighting in the technology sector. However, the Fund has a meaningful weighting in the technology sector relative to the weighting in the MSCI World Stock Index. We continue to focus on corporations that we believe are the leading suppliers of computers, software and electronic components and communications equipment for the rapidly growing Internet communication infrastructure around the world. We believe the Internet is becoming a more important communication pathway for wireless subscribers as well as wireline customers.


Market Outlook
In our opinion, the tightening of monetary policy of central banks around the world since late June 1999 has accomplished the objective of slowing the rate of growth of real consumer spending in the major economies. The continued upturn in energy prices is an additional restraint on the real growth of consumer spending in that the demand for energy is relatively insensitive to increases in nominal prices. Consumers tend to spend less on other goods and services. In the US economy, it appears that the real level of spending by consumers on housing, appliances, furniture and motor vehicles is flat-to-down relative to year-ago levels. It does not appear to us that overall price inflation is going to accelerate, although the demand for employees in the service sector of the US economy is strong and higher energy prices are raising the prices of goods and services. Consequently, we are looking for a gradual slowdown in the rate of real growth with modest levels of overall price inflation.

We believe that overall real rates of growth will slow more in the United States than they will in Continental Europe and Japan. The rates of real growth in capital investment on Internet communication infrastructure and new generation wireless infrastructure appear to be continuing at a relatively rapid pace. However, the pace may slow down for a period of time as companies go through the process of substantial public financings, which are required in some cases to fund the capital investments. In our opinion, the major equity markets around the world are in a gradual uptrend from the declines that took place in the second calendar quarter of 2000.


In Conclusion
We thank you for your investment in Merrill Lynch Global Growth
Fund, Inc., and we look forward to sharing with you our investment results and strategy in our upcoming semi-annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager



September 28, 2000


PROXY RESULTS
During the six-month period ended August 31, 2000, Merrill Lynch
Global Growth Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 17, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                              Shares Voted
                                                                                                  For
1.  To elect the Fund's Board of Directors:       Terry K. Glenn                             190,460,032
                                                  M. Colyer Crum                             190,431,998
                                                  Laurie S. Hodrick                          190,460,439
                                                  Jack S. Sunderland                         190,413,189
                                                  Stephen B. Swensrud                        190,450,322
                                                  J. Thomas Touchton                         190,481,479
                                                  Fred G. Weiss                              190,476,469
                                                  Arthur Zeikel                              190,387,616
                                                                              Shares Voted   Shares Voted   Shares Voted
                                                                                   For          Against        Abstain
2.  To ratify the selection of Ernst & Young LLP as the Fund's independent
    auditors for the current fiscal year.                                     185,068,703       2,349,416      6,541,547

3.  To convert the Fund to "master/feeder" structure.                         174,056,030       6,331,693      13,571,943


Merrill Lynch Global Growth Fund, Inc., August 31, 2000


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a $10,000
Investment

A line graph illustrating the growth of ML Global Growth Fund, Inc. Class A and Class B Shares in comparison to the MSCI World Index.
Beginning and ending dates are:

                                  10/31/97**             8/00

ML Global Growth Fund++--
Class A Shares*                   $ 9,600              $18,562


ML Global Growth Fund++--
Class B Shares*                   $10,000              $18,835

MSCI World Index                  $10,000              $15,638


A line graph illustrating the growth of ML Global Growth Fund, Inc. Class C and Class D Shares in comparison to the MSCI World Index.
Beginning and ending dates are:

                                  10/31/97**             8/00

ML Global Growth Fund++--
Class C Shares*                   $10,000              $19,030


ML Global Growth Fund++--
Class D Shares*                   $ 9,600              $18,437

MSCI World Index                  $10,000              $15,638


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++MLGlobal Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in 22 countries, including the United States.

Past performance is not predictive of future performance.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

One Year Ended 6/30/00                    +32.37%        +25.42%
Inception (10/31/97) through 6/30/00      +26.35         +23.82

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 6/30/00                    +31.03%        +27.03%
Inception (10/31/97) through 6/30/00      +25.07         +24.55

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 6/30/00                    +30.95%        +29.95%
Inception (10/31/97) through 6/30/00      +25.06         +25.06

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 6/30/00                    +31.98%        +25.05%
Inception (10/31/97) through 6/30/00      +26.03         +23.50

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Growth Fund, Inc., August 31, 2000


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                      6 Month              12 Month       Since Inception
As of August 31, 2000                               Total Return         Total Return      Total Return
ML Global Growth Fund, Inc. Class A Shares             -5.76%               +41.47%             +95.91%
ML Global Growth Fund, Inc. Class B Shares             -6.23                +40.04              +90.35
ML Global Growth Fund, Inc. Class C Shares             -6.23                +40.05              +90.30
ML Global Growth Fund, Inc. Class D Shares             -5.82                +41.18              +94.59

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund commenced operations on 10/31/97.

SCHEDULE OF INVESTMENTS                                                                               (in US dollars)
NORTH                                Shares                                                                    Percent of
AMERICA        Industries             Held             Investments                     Cost           Value    Net Assets
Canada         Communications      2,190,000    Nortel Networks Corporation      $  130,742,508   $  178,576,999     5.1%
               Equipment

               Wireline              700,000    ++AT&T Canada Inc.                   10,722,390       23,231,250     0.7
               Communication       1,650,000    ++Rogers Communications, Inc. 'B'    31,362,294       40,726,928     1.1
                                                                                 --------------   --------------   ------
                                                                                     42,084,684       63,958,178     1.8

                                                Total Investments in Canada         172,827,192      242,535,177     6.9

United         Advertising           270,000    The Interpublic Group of
States                                          Companies, Inc.                       7,857,120       10,327,500     0.3
               Biotechnology         210,000    ++Affymetrix, Inc.                   17,152,599       16,603,125     0.5
                                     945,000    ++Immunex Corporation                35,158,216       47,427,187     1.3
                                                                                 --------------   --------------   ------
                                                                                     52,310,815       64,030,312     1.8

               Broadcasting--        300,000    ++Infinity Broadcasting
               Media                            Corporation (Class A)                 6,563,160       11,362,500     0.3

               Broadcasting--        230,000    ++AMFM Inc.                          10,540,018       15,647,475     0.4
               Radio &Television

               Communications        780,000    ++3Com Corporation                    5,713,963       12,918,750     0.4
               Equipment           2,363,400    ++Cisco Systems, Inc.                28,439,289      162,336,037     4.6
                                                                                 --------------   --------------   ------
                                                                                     34,153,252      175,254,787     5.0

               Computer Software     830,000    ++Commerce One, Inc.                 45,205,966       51,978,750     1.5
                                     130,000    ++Rational Software Corporation       9,982,027       16,721,250     0.5
                                                                                 --------------   --------------   ------
                                                                                     55,187,993       68,700,000     2.0

               Computers             350,000    ++EMC Corporation                    11,367,700       34,300,000     1.0
                                   1,320,000    ++Sun Microsystems, Inc.             57,140,068      167,557,500     4.7
                                                                                 --------------   --------------   ------
                                                                                     68,507,768      201,857,500     5.7

               Electrical          1,500,000    General Electric Company             49,182,508       88,031,250     2.5
               Equipment

               Electronics           450,000    ++LSI Logic Corporation              12,459,484       16,171,875     0.5

               Energy                250,000    Anadarko Petroleum Corporation       14,660,562       16,442,500     0.5
                                     500,000    El Paso Energy Corporation           18,280,128       29,125,000     0.8
                                   1,274,000    Enron Corp.                          49,555,997      108,130,750     3.1
                                     465,000    Tosco Corporation                    14,243,794       14,182,500     0.4
                                                                                 --------------   --------------   ------
                                                                                     96,740,481      167,880,750     4.8

               Entertainment         500,000    ++Viacom, Inc. (Class B)             24,994,541       33,656,250     1.0
                                     350,000    The Walt Disney Company              10,436,255       13,628,125     0.4
                                                                                 --------------   --------------   ------
                                                                                     35,430,796       47,284,375     1.4

               Financial Services    660,000    T. Rowe Price Associates, Inc.       24,841,972       29,865,000     0.8

               Information           820,000    ++America Online, Inc.               29,500,050       48,072,500     1.4
               Processing          1,650,000    ++Exodus Communications, Inc.        83,387,880      112,921,875     3.2
                                   1,296,902    ++Palm, Inc.                         24,415,874       56,982,632     1.6
                                                                                 --------------   --------------   ------
                                                                                    137,303,804      217,977,007     6.2

               Insurance           1,153,700    Lincoln National Corporation         56,437,185       62,299,800     1.8

               Oil Services          375,000    Baker Hughes Incorporated            13,202,965       13,710,937     0.4
                                     400,000    Diamond Offshore Drilling, Inc.      17,812,780       17,925,000     0.5
                                     650,000    Halliburton Company                  33,434,475       34,450,000     1.0
                                     693,000    Schlumberger Limited                 54,475,900       59,121,562     1.7
                                     375,000    ++Weatherford International, Inc.    16,663,416       17,601,563     0.5
                                                                                 --------------   --------------   ------
                                                                                    135,589,536      142,809,062     4.1

               Pharmaceuticals       285,000    Merck & Co., Inc.                    13,807,899       19,914,375     0.5
                                     545,000    Pfizer Inc.                          15,062,695       23,571,250     0.7
                                                                                 --------------   --------------   ------
                                                                                     28,870,594       43,485,625     1.2

               Restaurants           270,000    McDonald's Corporation                9,375,505        8,066,250     0.2

               Retail                280,000    ++Amazon.com, Inc.                   22,321,377       11,620,000     0.3
                                     175,000    ++Staples, Inc.                       3,047,404        2,690,625     0.1
                                                                                 --------------   --------------   ------
                                                                                     25,368,781       14,310,625     0.4

               Wireless              320,000    ++Sprint Corp. (PCS Group)           16,152,211       16,060,000     0.4
               Communication          40,000    ++Western Wireless Corporation
                                                (Class A)                             2,284,105        2,045,000     0.1
                                                                                 --------------   --------------   ------
                                                                                     18,436,316       18,105,000     0.5

               Wireline            1,259,600    ++Infonet Services Corporation
               Communication                    (Class B)                            18,581,748       16,453,525     0.5
                                   1,100,000    ++NorthPoint Communications
                                                Group, Inc.                          31,441,893       12,512,500     0.3
                                     307,500    ++WorldCom, Inc.                     10,007,100       11,223,750     0.3
                                                                                 --------------   --------------   ------
                                                                                     60,030,741       40,189,775     1.1

                                                Total Investments in the
                                                United States                       925,187,829    1,443,656,468    41.0

                                                Total Investments in
                                                North America                     1,098,015,021    1,686,191,645    47.9


Merrill Lynch Global Growth Fund, Inc., August 31, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
PACIFIC                              Shares                                                                    Percent of
BASIN          Industries             Held             Investments                     Cost           Value    Net Assets
Australia      Wireless            4,000,000    ++Cable & Wireless Optus
               Communication                    Limited                           $   8,573,805   $   10,677,744     0.3%

                                                Total Investments in Australia        8,573,805       10,677,744     0.3

Japan          Automobiles           100,000    Honda Motor Co., Ltd.                 3,737,654        3,657,164     0.1
                                     750,000    Toyota Motor Corporation             22,472,243       32,633,158     0.9
                                                                                 --------------   --------------   ------
                                                                                     26,209,897       36,290,322     1.0

               Computers           1,500,000    Fujitsu Limited                      45,437,246       43,463,991     1.2

               Leisure               440,000    Sony Corporation                     32,578,810       49,099,775     1.4

               Office Equipment       25,000    Canon, Inc.                             561,859        1,118,248     0.0

               Photography            50,000    Fuji Photo Film                       1,994,128        1,791,073     0.1

               Semiconductors        275,000    Tokyo Electron Limited               35,398,578       38,629,970     1.1

               Transportation         10,000    East Japan Railway Company           61,589,436       54,388,597     1.6

               Wireless                3,900    NTT Mobile Communications
               Communication                    Network, Inc.                        76,839,294      103,132,033     2.9

               Wireline                5,800    Nippon Telegraph & Telephone
               Communication                    Corporation (NTT)                    66,447,635       69,073,518     2.0


                                                Total Investments in Japan          347,056,883      396,987,527    11.3

                                                Total Investments in the
                                                Pacific Basin                       355,630,688      407,665,271    11.6
Western
Europe

Denmark        Wireline              300,000    Tele Danmark A/S                     11,610,765       18,064,747     0.5
               Communication

                                                Total Investments in Denmark         11,610,765       18,064,747     0.5

France         Banking & Financial   164,300    Credit Lyonnais                       4,382,144        6,646,600     0.2

               Broadcasting &        450,000    Societe Television Francaise 1       11,729,787       32,847,800     0.9
               Publishing

               Chemicals             875,093    Aventis SA                           56,475,640       65,578,071     1.9

               Cosmetics              50,000    L'Oreal SA                            1,869,813        3,618,637     0.1

               Electronics         1,650,000    STMicroelectronics NV                39,838,865      101,224,035     2.9

               Energy                350,000    Total Fina SA 'B'                    55,276,591       51,999,014     1.5

               Foods                  40,000    Groupe Danone                         4,591,628        5,469,743     0.1

               Insurance             225,000    Axa                                  30,783,213       32,067,614     0.9

               Retail Stores         120,000    Carrefour SA                          5,808,809        8,759,413     0.3

                                                Total Investments in France         210,756,490      308,210,927     8.8

Germany        Apparel                50,000    Adidas-Salomon AG                     8,340,102        2,689,528     0.1

               Banking & Financial   750,000    Dresdner Bank AG
                                                (Registered Shares)                  34,525,797       33,874,710     1.0

               Chemicals             125,000    BASF AG                               4,344,888        4,690,003     0.1
                                     290,000    Bayer AG                             10,951,491       12,286,028     0.3
                                      27,450    Celanese AG                             444,297          456,388     0.0
                                                                                 --------------   --------------   ------
                                                                                     15,740,676       17,432,419     0.4

               Computer Software     140,039    ++Brokat Infosystems AG              14,926,973       14,878,787     0.4

               Electronics           200,000    Siemens AG                           12,859,590       32,274,330     0.9

               Insurance             100,000    Allianz AG (Registered Shares)       30,912,854       33,785,800     1.0

               Retail Stores       1,000,000    Metro AG                             50,881,959       38,053,480     1.1

                                                Total Investments in Germany        168,187,951      172,989,054     4.9

Italy          Banking &           2,000,000    Banca di Roma SpA                     3,184,735        2,462,807     0.1
               Financial           1,000,000    Unicredito Italiano SpA               4,682,799        5,174,562     0.1
                                                                                 --------------   --------------   ------
                                                                                      7,867,534        7,637,369     0.2

               Insurance             145,000    Assicurazioni Generali                2,851,570        4,467,061     0.1
                                   4,000,000    ++Istituto Nazionale delle
                                                Assicurazioni SpA (INA)               6,507,926        9,495,588     0.3
                                                                                 --------------   --------------   ------
                                                                                      9,359,496       13,962,649     0.4

               Television          1,000,000    Mediaset SpA                         17,413,168       17,277,525     0.5

                                                Total Investments in Italy           34,640,198       38,877,543     1.1

Netherlands    Chemicals             285,000    Akzo Nobel NV                        12,974,386       12,621,530     0.4
                                     500,000    DSM NV                               17,866,981       15,292,520     0.4
                                                                                 --------------   --------------   ------
                                                                                     30,841,367       27,914,050     0.8

               Energy                590,000    Royal Dutch Petroleum Company        36,118,085       35,932,977     1.0

               Insurance             190,000    Aegon NV                              3,847,021        7,415,983     0.2
                                     300,000    ING Groep NV                         13,600,442       20,111,442     0.6
                                                                                 --------------   --------------   ------
                                                                                     17,447,463       27,527,425     0.8

               Leisure               495,088    Koninklijke (Royal) Philips
                                                Electronics NV                       12,688,704       24,122,014     0.7

               Semiconductors        487,900    ++ASM Lithography Holding NV         11,008,238       18,449,169     0.5

               Wireline              212,500    ++Equant NV                           9,040,710        8,237,512     0.3
               Communication

                                                Total Investments in the
                                                Netherlands                         117,144,567      142,183,147     4.1

Portugal       Wireline            1,615,000    Portugal Telecom SA
               Communication                    (Registered Shares)                  12,881,818       16,828,707     0.5

                                                Total Investments in Portugal        12,881,818       16,828,707     0.5

Spain          Banking & Financial   600,000    Banco Bilbao Vizcaya, SA             10,260,253        8,914,117     0.3
                                   1,100,000    Banco Santander Central
                                                Hispano, SA                          11,648,050       11,833,921     0.3
                                                                                 --------------   --------------   ------
                                                                                     21,908,303       20,748,038     0.6

               Information         2,250,000    Telefonica Publicidad e
               Processing                       Informacion, SA                      14,051,000       20,404,845     0.6

                                                Total Investments in Spain           35,959,303       41,152,883     1.2


Merrill Lynch Global Growth Fund, Inc., August 31, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                   (in US dollars)
WESTERN EUROPE                       Shares                                                                    Percent of
(concluded)    Industries             Held             Investments                     Cost           Value    Net Assets
Sweden         Communications      2,250,000    Telefonaktiebolaget LM
               Equipment                        Ericsson AB 'B'                  $   27,732,259   $   45,422,031     1.3%

                                                Total Investments in Sweden          27,732,259       45,422,031     1.3

Switzerland    Foods                   5,000    Nestle SA (Registered Shares)         7,149,841       10,771,261     0.3

               Pharmaceuticals        10,000    Novartis AG (Registered Shares)      15,802,992       15,115,345     0.4

                                                Total Investments in Switzerland     22,952,833       25,886,606     0.7

United         Banking & Financial 2,500,000    HSBC Holdings PLC                    32,920,763       36,047,625     1.0
Kingdom
               Energy              5,000,000    BP Amoco PLC                         48,734,379       45,868,875     1.3

               Household Products    669,642    Unilever PLC                          5,692,608        4,204,230     0.1

               Pharmaceuticals       150,000    AstraZeneca Group PLC                 6,217,643        6,853,050     0.2
                                     400,000    Glaxo Wellcome PLC                   12,473,697       11,529,420     0.3
                                     835,000    SmithKline Beecham PLC                9,081,431       10,903,952     0.3
                                                                                 --------------   --------------   ------
                                                                                     27,772,771       29,286,422     0.8

               Publishing            380,000    EMAP PLC                              6,081,240        6,524,220     0.2
                                     250,000    Pearson PLC                           3,653,585        7,238,625     0.2
                                                                                 --------------   --------------   ------
                                                                                      9,734,825       13,762,845     0.4

               Wireless           32,323,849    Vodafone AirTouch PLC                63,549,013      130,864,315     3.7
               Communication

               Wireline            3,000,000    ++COLT Telecom Group PLC             13,265,802      101,268,000     2.9
               Communication       6,000,000    ++Energis PLC                        33,415,948       54,911,700     1.6
                                                                                 --------------   --------------   ------
                                                                                     46,681,750      156,179,700     4.5

                                                Total Investments in the
                                                United Kingdom                      235,086,109      416,214,012    11.8

                                                Total Investments in
                                                Western Europe                      876,952,293    1,225,829,657    34.9

SHORT-TERM                          Face
SECURITIES                         Amount                   Issue

               Commercial       $115,000,000    Associates First Capital
               Paper*                           Corp., 6.65% due 9/01/2000          115,000,000      115,000,000     3.3
                                 107,462,000    The CIT Group Holdings,
                                                Inc., 6.65% due 9/01/2000           107,462,000      107,462,000     3.0

                                                Total Investments in
                                                Short-Term Securities               222,462,000      222,462,000     6.3

               Total Investments                                                 $2,553,060,002    3,542,148,573   100.7
                                                                                 ==============
               Liabilities in Excess of Other Assets                                                (25,444,782)    (0.7)
                                                                                                  --------------   ------
               Net Assets                                                                         $3,516,703,791   100.0%
                                                                                                  ==============   ======



++Non-income producing security.
*Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

See Notes to Financial Statements.
        >


STATEMENT OF ASSETS AND LIABILITIES
                    As of August 31, 2000
Assets:             Investments, at value (identified cost--$2,553,060,002)                               $3,542,148,573
                    Cash                                                                                      10,008,448
                    Receivables:
                      Securities sold                                                    $   74,876,224
                      Capital shares sold                                                     4,292,866
                      Dividends                                                               2,284,681       81,453,771
                                                                                         --------------
                    Prepaid registration fees and other assets                                                   173,223
                                                                                                          --------------
                    Total assets                                                                           3,633,784,015
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                  105,913,131
                      Capital shares redeemed                                                 5,415,680
                      Distributor                                                             2,315,616
                      Investment adviser                                                      1,840,097      115,484,524
                                                                                         --------------
                    Accrued expenses                                                                           1,595,700
                                                                                                          --------------
                    Total liabilities                                                                        117,080,224
                                                                                                          --------------

Net Assets:         Net assets                                                                            $3,516,703,791
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                         $    1,601,579
Consist of:         Class B Shares of Common Stock, $.10 par value,
                    300,000,000 shares authorized                                                             12,916,323
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              2,385,738
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                              2,849,153
                    Paid-in capital in excess of par                                                       2,202,923,901
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                       304,744,958
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                               989,282,139
                                                                                                          --------------
                    Net assets                                                                            $3,516,703,791
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $288,517,434 and 16,015,791
Value:              shares outstanding                                                                    $        18.01
                                                                                                          ==============
                    Class B--Based on net assets of $2,293,019,438 and 129,163,230
                    shares outstanding                                                                    $        17.75
                                                                                                          ==============
                    Class C--Based on net assets of $423,799,703 and 23,857,377
                    shares outstanding                                                                    $        17.76
                                                                                                          ==============
                    Class D--Based on net assets of $511,367,216 and 28,491,533
                    shares outstanding                                                                    $        17.95
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch Global Growth Fund, Inc., August 31, 2000

STATEMENT OF OPERATIONS
                    For the Year Ended August 31, 2000
Investment          Dividends (net of $1,939,082 foreign withholding tax)                                   $ 19,006,012
Income:             Interest and discount earned                                                               5,315,261
                                                                                                          --------------
                    Total income                                                                              24,321,273
                                                                                                          --------------

Expenses:           Investment advisory fees                                              $  23,205,758
                    Account maintenance and distribution fees--Class B                       21,117,180
                    Account maintenance and distribution fees--Class C                        3,811,064
                    Transfer agent fees--Class B                                              1,921,784
                    Account maintenance fees--Class D                                         1,053,337
                    Custodian fees                                                              757,716
                    Transfer agent fees--Class C                                                371,491
                    Transfer agent fees--Class D                                                319,017
                    Accounting services                                                         278,765
                    Professional fees                                                           190,254
                    Registration fees                                                           180,395
                    Transfer agent fees--Class A                                                177,873
                    Printing and shareholder reports                                            143,243
                    Amortization of organization expenses--net                                   70,548
                    Directors' fees and expenses                                                 54,764
                    Pricing fees                                                                 36,023
                    Other                                                                        66,868
                                                                                         --------------
                    Total expenses                                                                            53,756,080
                                                                                                          --------------
                    Investment loss--net                                                                    (29,434,807)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      338,617,731
(Loss) on             Foreign currency transactions--net                                    (3,221,420)      335,396,311
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                      644,139,979
                      Foreign currency transactions--net                                        232,446      644,372,425
                                                                                         --------------     ------------
                    Net Increase in Net Assets Resulting from Operations                                    $950,333,929
                                                                                                            ============
                      See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                  For the Year
                                                                                                 Ended August 31,
                    Increase (Decrease) in Net Assets:                                         2000             1999
Operations:         Investment loss--net                                                $  (29,434,807)  $   (2,685,412)
                    Realized gain on investments and foreign currency
                    transactions--net                                                       335,396,311      164,997,268
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                      644,372,425      328,299,323
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    950,333,929      490,611,179
                                                                                         --------------   --------------

Dividends &         In excess of investment income--net:
Distributions to      Class A                                                                        --        (637,843)
Shareholders:         Class B                                                                        --        (442,017)
                      Class C                                                                        --               --
                      Class D                                                                        --      (1,298,285)
                    Realized gain on investments--net:
                      Class A                                                              (12,439,265)      (1,299,337)
                      Class B                                                             (107,572,700)     (20,963,417)
                      Class C                                                              (19,030,320)      (4,032,145)
                      Class D                                                              (22,402,561)      (3,512,417)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                         (161,444,846)     (32,185,461)
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital
Transactions:       share transactions                                                      275,853,659      190,399,619
                                                                                         --------------   --------------

Net Assets:         Total increase in net assets                                          1,064,742,742      648,825,337
                    Beginning of year                                                     2,451,961,049    1,803,135,712
                                                                                         --------------   --------------
                    End of year                                                          $3,516,703,791   $2,451,961,049
                                                                                         ==============   ==============

                    See Notes to Financial Statements.



Merrill Lynch Global Growth Fund, Inc., August 31, 2000

FINANCIAL HIGHLIGHTS
                                                                                                 Class A
                                                                                                               For the
                                                                                                               Period
The following per share data and ratios have been derived                                                      Oct. 31,
from information provided in the financial statements.                                For the Year            1997++ to
                                                                                     Ended August 31,          Aug. 31,
Increase (Decrease) in Net Asset Value:                                          2000++++       1999++++         1998
Per Share           Net asset value, beginning of period                       $    13.55     $    10.78      $    10.00
Operating                                                                      ----------     ----------      ----------
Performance:        Investment income (loss)--net                                   (.02)            .11             .06
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                           5.51           2.93             .72
                                                                               ----------     ----------      ----------
                    Total from investment operations                                 5.49           3.04             .78
                                                                               ----------     ----------      ----------
                    Less dividends and distributions:
                      In excess of investment income--net                              --          (.09)              --
                      Realized gain on investments--net                            (1.03)          (.18)              --
                                                                               ----------     ----------      ----------
                    Total dividends and distributions                              (1.03)          (.27)              --
                                                                               ----------     ----------      ----------
                    Net asset value, end of period                             $    18.01     $    13.55      $    10.78
                                                                               ==========     ==========      ==========

Total Investment    Based on net asset value per share                             41.47%         28.46%        7.80%+++
Return:**                                                                      ==========     ==========      ==========

Ratios to Average   Expenses                                                         .87%           .90%           .98%*
Net Assets:                                                                    ==========     ==========      ==========
                    Investment income (loss)--net                                  (.09%)           .88%          1.00%*
                                                                               ==========     ==========      ==========

Supplemental        Net assets, end of period (in thousands)                   $  288,517     $  171,140      $   80,525
Data:                                                                          ==========     ==========      ==========
                    Portfolio turnover                                             75.48%         46.91%          29.67%
                                                                               ==========     ==========      ==========

                                                                                                 Class B
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Oct. 31,
from information provided in the financial statements.                                 For the Year            1997++ to
                                                                                     Ended August 31,           Aug. 31,
Increase (Decrease) in Net Asset Value:                                          2000++++       1999++++          1998
Per Share           Net asset value, beginning of period                       $    13.39     $    10.68      $    10.00
Operating                                                                      ----------     ----------      ----------
Performance:        Investment income (loss)--net                                   (.18)          (.03)        --++++++
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                           5.44           2.92             .68
                                                                               ----------     ----------      ----------
                    Total from investment operations                                 5.26           2.89             .68
                                                                               ----------     ----------      ----------
                    Less dividends and distributions:
                      In excess of investment income--net                              --       --++++++              --
                      Realized gain on investments--net                             (.90)          (.18)              --
                                                                               ----------     ----------      ----------
                    Total dividends and distributions                               (.90)          (.18)              --
                                                                               ----------     ----------      ----------
                    Net asset value, end of period                             $    17.75     $    13.39      $    10.68
                                                                               ==========     ==========      ==========

Total Investment    Based on net asset value per share                             40.04%         27.27%        6.80%+++
Return:**                                                                      ==========     ==========      ==========

Ratios to Average   Expenses                                                        1.88%          1.91%          1.99%*
Net Assets:                                                                    ==========     ==========      ==========
                    Investment income (loss)--net                                 (1.11%)         (.27%)           .05%*
                                                                               ==========     ==========      ==========

Supplemental        Net assets, end of period (in thousands)                   $2,293,020     $1,677,022      $1,261,129
Data:                                                                          ==========     ==========      ==========
                    Portfolio turnover                                             75.48%         46.91%          29.67%
                                                                               ==========     ==========      ==========

                                                                                                 Class C
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Oct. 31,
from information provided in the financial statements.                               For the Year              1997++ to
                                                                                    Ended August 31,            Aug. 31,
Increase (Decrease) in Net Asset Value:                                          2000++++       1999++++          1998
Per Share           Net asset value, beginning of period                       $    13.39     $    10.68      $    10.00
Operating                                                                      ----------     ----------      ----------
Performance:        Investment income (loss)--net                                   (.19)          (.04)        --++++++
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                           5.45           2.93             .68
                                                                               ----------     ----------      ----------
                    Total from investment operations                                 5.26           2.89             .68
                                                                               ----------     ----------      ----------
                    Less dividends and distributions:
                      In excess of investment income--net                              --             --              --
                      Realized gain on investments--net                             (.89)          (.18)              --
                                                                               ----------     ----------      ----------
                    Total dividends and distributions                               (.89)          (.18)              --
                                                                               ----------     ----------      ----------
                    Net asset value, end of period                             $    17.76     $    13.39      $    10.68
                                                                               ==========     ==========      ==========

Total Investment    Based on net asset value per share                             40.05%         27.23%        6.80%+++
Return:**                                                                      ==========     ==========      ==========

Ratios to Average   Expenses                                                        1.89%          1.92%          1.99%*
Net Assets:                                                                    ==========     ==========      ==========
                    Investment income (loss)--net                                 (1.12%)         (.30%)           .04%*
                                                                               ==========     ==========      ==========

Supplemental        Net assets, end of period (in thousands)                   $  423,800     $  302,247      $  249,208
Data:                                                                          ==========     ==========      ==========
                    Portfolio turnover                                             75.48%         46.91%          29.67%
                                                                               ==========     ==========      ==========

*Annualized.
**Total investment return excludes the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Amount is less than $.01 per share.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Global Growth Fund, Inc., August 31, 2000

FINANCIAL HIGHLIGHTS (concluded)
                                                                                                 Class D
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Oct. 31,
from information provided in the financial statements.                                 For the Year            1997++ to
                                                                                     Ended August 31,           Aug. 31,
Increase (Decrease) in Net Asset Value:                                          2000++++       1999++++          1998
Per Share           Net asset value, beginning of period                       $    13.51     $    10.75      $    10.00
Operating                                                                      ----------     ----------      ----------
Performance:        Investment income (loss)--net                                   (.06)            .07             .07
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                           5.50           2.94             .68
                                                                               ----------     ----------      ----------
                    Total from investment operations                                 5.44           3.01             .75
                                                                               ----------     ----------      ----------
                    Less dividends and distributions:
                      In excess of investment income--net                              --          (.07)              --
                      Realized gain on investments--net                            (1.00)          (.18)              --
                                                                               ----------     ----------      ----------
                    Total dividends and distributions                              (1.00)          (.25)              --
                                                                               ----------     ----------      ----------
                    Net asset value, end of period                             $    17.95     $    13.51      $    10.75
                                                                               ==========     ==========      ==========

Total Investment    Based on net asset value per share                             41.18%         28.21%        7.50%+++
Return:**                                                                      ==========     ==========      ==========

Ratios to Average   Expenses                                                        1.12%          1.14%          1.22%*
Net Assets:                                                                    ==========     ==========      ==========
                    Investment income (loss)--net                                  (.35%)           .51%           .82%*
                                                                               ==========     ==========      ==========

Supplemental        Net assets, end of period (in thousands)                   $  511,367     $  301,552      $  212,274
Data:                                                                          ==========     ==========      ==========
                    Portfolio turnover                                             75.48%         46.91%          29.67%
                                                                               ==========     ==========      ==========

*Annualized.
**Total investment return excludes the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.


Merrill Lynch Global Growth Fund, Inc., August 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $30,651,192 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of .75% of the average daily net assets not exceeding $1.5 billion and .725% of the average daily net assets in excess of $1.5 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account     Distribution
                                 Maintenance Fee     Fee

Class B                                .25%         .75%
Class C                                .25%         .75%
Class D                                .25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              FAMD       MLPF&S

Class A                     $ 1,121     $ 13,750
Class D                     $36,449     $498,879

For the year ended August 31, 2000, MLPF&S received contingent deferred sales charges of $3,123,425 and $49,147 relating to transactions in Class B and Class C Shares, respectively. Furthermore MLPF&S received contingent deferred sales charges of $99,013 and $51,755 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $655,527 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for year ended August 31, 2000 were $2,283,085,331 and $2,271,327,249, respectively.

Net realized gains (losses) for the year ended August 31, 2000 and net unrealized gains as of August 31, 2000 were as follows:

                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments            $338,617,731    $989,088,571
Foreign currency transactions     (3,221,420)         193,568
                                 ------------    ------------
Total                            $335,396,311    $989,282,139
                                 ============    ============

As of August 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $989,088,571, of which $1,097,424,559 related to appreciated securities and $108,335,988 related to depreciated securities. At August 31, 2000, the aggregate cost of investments for Federal income tax purposes was $2,553,060,002.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $275,853,659 and $190,399,619 for the years ended August 31, 2000 and August 31, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the                              Dollar
Year Ended August 31, 2000            Shares        Amount

Shares sold                         6,687,519   $ 115,892,549
Shares issued to shareholders in
reinvestment of distributions         415,979       6,655,660
                                  -----------   -------------
Total issued                        7,103,498     122,548,209
Shares redeemed                   (3,713,949)     (59,832,864)
                                  -----------   -------------
Net increase                        3,389,549   $  62,715,345
                                  ===========   =============

Class A Shares for the                              Dollar
Year Ended August 31, 1999            Shares        Amount

Shares sold                         8,668,706   $ 114,477,964
Shares issued to shareholders in
reinvestment of dividends and
distributions                         133,514       1,615,513
                                  -----------   -------------
Total issued                        8,802,220     116,093,477
Shares redeemed                   (3,648,167)     (46,305,220)
                                  -----------   -------------
Net increase                        5,154,053   $  69,788,257
                                  ===========   =============

Class B Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                        21,942,098   $ 377,511,827
Shares issued to shareholders in
reinvestment of distributions       5,761,166      91,487,315
                                  -----------   -------------
Total issued                       27,703,264     468,999,142
Automatic conversion of shares     (2,166,014)    (36,973,591)
Shares redeemed                   (21,598,145)   (351,813,805)
                                  -----------   -------------
Net increase                       3,939,105    $  80,211,746
                                  ===========   =============


Merrill Lynch Global Growth Fund, Inc., August 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                        32,351,281   $ 414,963,504
Shares issued to shareholders in
reinvestment of dividends and
distributions                       1,533,976      18,484,413
                                  -----------   -------------
Total issued                       33,885,257     433,447,917
Automatic conversion of shares    (1,103,665)     (14,575,473)
Shares redeemed                  (25,589,693)    (323,658,119)
                                  -----------   -------------
Net increase                       7,191,899    $  95,214,325
                                  ===========   =============

Class C Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                         4,726,273   $  81,730,041
Shares issued to shareholders in
reinvestment of distributions      1,027,093       16,320,513
                                  -----------   -------------
Total issued                       5,753,366       98,050,554
Shares redeemed                   (4,460,422)     (72,690,484)
                                  -----------   -------------
Net increase                       1,292,944    $  25,360,070
                                  ===========   =============


Class C Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                         5,729,044   $  73,383,949
Shares issued to shareholders in
reinvestment of distributions        291,560        3,513,302
                                  -----------   -------------
Total issued                       6,020,604       76,897,251
Shares redeemed                   (6,780,971)     (86,031,565)
                                  -----------   -------------
Net decrease                        (760,367)   $  (9,134,314)
                                  ===========   =============


Class D Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                        8,301,541    $ 142,663,667
Automatic conversion of shares      2,146,083      36,973,591
Shares issued to shareholders in
reinvestment of distributions       1,229,945      19,642,213
                                  -----------   -------------
Total issued                       11,677,569     199,279,471
Shares redeemed                   (5,498,672)     (91,712,973)
                                  -----------   -------------
Net increase                       6,178,897    $ 107,566,498
                                  ===========   =============


Class D Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                         7,767,865   $  99,878,109
Automatic conversion of shares      1,096,263      14,575,473
Shares issued to shareholders in
reinvestment of dividends and
distributions                         350,785       4,240,989
                                  -----------   -------------
Total issued                       9,214,913      118,694,571
Shares redeemed                   (6,641,978)     (84,163,220)
                                  -----------   -------------
Net increase                       2,572,935    $  34,531,351
                                  ===========   =============


5. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by MLIM and its affiliates, entered into a one-year, unsecured $1,000,000,000 credit agreement with Bank of America and other lenders. The funds may borrow money for temporary or emergency purposes to meet shareholder redemptions. Each fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The funds collectively pay a commitment fee of .09% per annum on the available portion of the facility. Amounts borrowed under the facility bear interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the year ended August 31, 2000.


6. Commitments:
At August 31, 2000, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell foreign currencies with approximate values of $95,857,000 and $16,049,000, respectively.




REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
Merrill Lynch Global Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Global Growth Fund, Inc., including the schedule of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Growth Fund, Inc. at August 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods in conformity with accounting principles generally accepted in the United States.


(Ernst & Young)

MetroPark, New Jersey
October 3, 2000


Merrill Lynch Global Growth Fund, Inc., August 31, 2000


IMPORTANT TAX INFORMATION


The following information summarizes all per share distributions paid by Merrill Lynch Global Growth Fund, Inc. during its taxable year ended August 31, 2000:
                           Qualifying
                            Domestic               Non-Qualifying             Foreign Taxes
                            Ordinary     Foreign     Ordinary       Total        Paid or     Long-Term
Record Date  Payable Date    Income   Source Income    Income  Ordinary Income   Withheld  Capital Gains*
Class A Shares:
    12/13/99   12/17/99     $.094048     $.063423     $.114412     $.271883      $.018327     $.758391

Class B Shares:
    12/13/99   12/17/99     $.047593     $.032096     $.057898     $.137587      $.018327     $.758391

Class C Shares:
    12/13/99   12/17/99     $.044969     $.030326     $.054705     $.130000      $.018327     $.758391

Class D Shares:
    12/13/99   12/17/99     $.083467     $.056288     $.101540     $.241295      $.018327     $.758391


*All of the long-term capital gains distributions are subject to a maximum 20% tax rate.

The domestic qualifying ordinary income qualifies for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributions paid by the Fund during the fiscal year.

Please retain this information for your records.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Robert C. Doll Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863